Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: December 21, 2009 - January 24, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

24-Jan-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 12/21/09	61,502,529	37,670	52,675	216,617	—	32,870,739	13,140,519	4,030,796	147	161	55,643

Receipts	1,424,067	766,061	(61,236)	718,451	—	10,491	103	31	—	—	11

Transfers In	14,640,106	—	8,674,297	4,448,000	964,409	—	500,000	—	53,400	—	—

Transfers Out	(14,640,106)	(803,732)	(4,348,000)	(68,472)	(709,226)	(710,677)	(7,300,000)	(600,000)	—	—	—

Disbursements	(24,118,769)	—	(4,278,569)	(5,097,731)	(255,183)	(14,758,895)	—	—	(42,214)	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	9,090

Balance as of 01/24/10	38,816,916.54	(0)	39,168	216,865	—	17,411,658	6,340,622	3,430,827	11,334	161	55,654

Balance from sub schedules	38,816,917	(0)	39,168	216,865	—	17,411,658	6,340,622	3,430,827	11,334	161	55,654
Variance	—	—	(0.00)	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	(10,000.800)	(0.00)	(0.00)	—	—	—	—	—	0.00	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control Disburse.	Utility Deposit	AIP Deposit	AIP Deposit	CAVCO Deposit		CMH Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 12/21/09	532,740	201,305	—	100,000	669,027	10,295,000	62,992	62,266,032	763,503	(763,503)	—	(a)

Receipts	130	24	—	—	—	—	—	1,434,067	10,001		10,001

Transfers In	—	—	—	—	—	—	—	14,640,106	—		—

Transfers Out	—	—	—	(100,000)	—	—	—	(14,640,106)	—		—

Disbursements	—	—	—	—	—	—	—	(24,432,592)	(313,823)	754,413	440,590	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	(9,090)	9,090	—

Balance as of 01/24/10	532,870	201,330	—	—	669,027	10,295,000	62,992	39,267,508	450,591	(0)	450,591

Balance from sub schedules	532,870	201,330	—	—	669,027	10,295,000	62,992	39,267,508			10,001
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward						Restricted Cash Summary:

Outstanding Checks 12/21/09		763,503.10				Cash Collateral			$17,411,657.71
Total Check Disbursements in Jan-10		1,157,504.66				Prepaid Credit Card			55,654.44
Cleared Checks from previous periods		(668,265.68)				Control Disbursement			532,869.79
Cleared Checks from current period		(803,182.82)				Utility Deposit			201,329.53
Additional voided checks issued prior to 12/21/09		(8,969.00)				AIP Deposit			—
Outstanding Checks 01/24/10		440,590.26				BofA Escrow			10,295,000.00
Total From I.B p3		440,590.26				CAVCO deposit			669,027.00
		—				Canadian Receipts			62,991.71
									$29,228,530.18

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.R in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.R represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	10
Debtor(s).	For the Month Ending:	1/24/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$61,502,529.10

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	76,721.00
		Accounts Receivable - Pre-filing	319,241.42
		General Sales	165,282.64
	Other (Specify)	Expense Reimbursement from AIP	402,606.91
		Sale of Assets
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	460,214.68

	**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		1,424,066.65

5.		BALANCE:		$62,926,595.75

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	24,109,679.21

		TOTAL DISBURSEMENTS THIS PERIOD:***		24,109,679.21

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		0.00

7.		ENDING BALANCE:		$38,816,916.54

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
12/21/2009	347470	NATIONAL UNION FIRE INSURANCE CO	Group Insurance		125.97	125.97
12/21/2009	347471	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		77,896.50	77,896.50
12/21/2009	347472	RINECO CHEMICAL INDUSTRIES INC	Manufacturing Overhead		377.50	377.50
12/21/2009	347473	TALX CORPORATION	Subscriptions		1,201.58	1,201.58
12/21/2009	412677	ATWOOD MOBILE PRODUCTS	Raw Material		1,608.75	1,608.75
12/21/2009	412678	CHANEY J T	General and Administrative		658.03	658.03
12/21/2009	412679	HENNIG HERMAN J	Warranty Trip Cost-Plant		300.00	300.00
12/21/2009	412680	HUNT MICHAEL L	R&M -Buildings & Improv		646.00	646.00
12/21/2009	412681	MARTINEZ SEVERO Z	Manufacturing Overhead		300.00	300.00
12/21/2009	412682	PHILLIPS MARION L	Manufacturing Overhead		800.00	800.00
12/21/2009	412683	ROBESON COUNTY TAX COLLECTOR	Other (Operating)		21.00	21.00
12/21/2009	412684	SALEM MFG & MODULAR HOMES LTD - D804289	Other Holding Cost		65.10	65.10
12/21/2009	412685	WEST ROBERT S	General and Administrative		702.50	702.50
12/21/2009	412686	BARNWELL SAGE	Other Holding Cost		1,586.25	1,586.25
12/21/2009	412687	CHANEY J T	R&M -Buildings & Improv		600.00	600.00
12/21/2009	412688	PHILLIPS MARION L	Manufacturing Overhead		750.00	750.00
12/23/2009	347474	BLAKE CASSELS & GRAYDON	General and Administrative		603.60	603.60
12/23/2009	347475	BUCKETEER MAINTENANCE INC	General and Administrative		2,080.00	2,080.00
12/23/2009	347476	CLIFFORD HIRSCH A PROFESSIONAL LAW CORP	General and Administrative		22.50	22.50
12/23/2009	347477	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		640.96	640.96
12/23/2009	347478	FULBRIGHT & JAWORSKI LLP	General and Administrative		5,482.50	5,482.50
12/23/2009	347479	MCMAHON WILLIAM F	General and Administrative		981.07	981.07
12/23/2009	347480	STEWART MARY ANN	R&M -Furn & Fixtures		660.00	660.00
12/23/2009	347481	TALX CORPORATION	Subscriptions		3,280.00	3,280.00
12/23/2009	347482	VERIZON WIRELESS - BOX 9622 CA	Telephone		1,666.59	1,666.59
12/23/2009	347483	WOLFE SOLUTIONS INC	General and Administrative		10,200.00	10,200.00
12/23/2009	347484	CALIFORNIA - DMV BOX 942894	Utilities		89.00	89.00
12/23/2009	412689	ARIZONA PUBLIC SERVICE CO	Utilities		117.15	117.15
12/23/2009	412690	AT&T — BOX 105262	Offfice Supplies		56.90	56.90
12/23/2009	412691	BULLER TRACEY J	Travel Advances		420.00	420.00
12/23/2009	412692	CHAPMAN ROBERT J	Other Holding Cost		1,000.00	1,000.00
12/23/2009	412693	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		1,979.19	1,979.19
12/23/2009	412694	DOUGLAS CITY OF GA - UTILITIES	Utilities		664.42	664.42
12/23/2009	412695	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		64,737.89	64,737.89
12/23/2009	412696	GOFF MURRAY	R&M -Buildings & Improv		200.00	200.00
12/23/2009	412697	INDEPENDENCE HOME CENTER INC - SAGLE	Volume Incent Prgram-ADI		8,949.00	8,949.00
12/23/2009	412698	INDIANA AMERICAN WATER CO	Manufacturing Overhead		95.34	95.34
12/23/2009	412699	LITTLER MENDELSON PC	General and Administrative		714.20	714.20
12/23/2009	412701	PENDLETON SANITARY SERVICE INC	Trash Removal		1,521.50	1,521.50
12/23/2009	412702	PFS CORP	Plan Approvals		234.11	234.11
12/23/2009	412703	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		739.19	739.19
12/23/2009	412704	ROCK JASON C	R&M -Buildings & Improv		1,200.00	1,200.00
12/23/2009	412705	STANTEC CONSULTING CORPORATION	Manufacturing Overhead		257.71	257.71
12/23/2009	412706	TAMPA ELECTRIC CO	Utilities		112.43	112.43
12/23/2009	412707	VERIZON NORTH	Telephone		44.86	44.86
12/23/2009	412708	VERIZON WIRELESS - BOX 9622 CA	Telephone		2,081.77	2,081.77
12/23/2009	412709	WEBSTER JOEY	Other Holding Cost		1,400.00	1,400.00
12/23/2009	412710	WEEKS TRACY	Other Holding Cost		250.00	250.00
12/23/2009	412711	WEST ROBERT S	General and Administrative		275.00	275.00
12/23/2009	412712	WINEBAR KEITH E	R & M -Building & Improvs		1,200.00	1,200.00
12/23/2009	412713	HABEGGER FLOORING DIST INC	Raw Material		40.00	40.00
12/23/2009	412714	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
12/23/2009	412715	CORN CRIB SUBDIVISION - D803750	Trade Receivable		750.00	750.00
12/23/2009	412716	BRAVO MAINTENANCE	R & M -Building & Improvs		760.00	760.00
1/4/2010	347485	BOYD PLOWMAN & ASSOCIATES INC	General and Administrative		2,600.00	2,600.00
1/4/2010	347486	CHRISTENSEN DENNIS L	Telephone		2,070.00	2,070.00
1/4/2010	347487	OTIS ELEVATOR COMPANY	R&M -Buildings & Improv		312.86	312.86
1/4/2010	412717	ADT SECURITY SERVICES	Plant Security		107.84	107.84
1/4/2010	412718	BARNWELL SAGE	Other Holding Cost		1,372.50	1,372.50
1/4/2010	412719	CHANEY J T	R&M -Buildings & Improv		445.02	445.02
1/4/2010	412720	COLUMBIA GORGE HEAT & AIR CONDITIONING	Wty Labor-Contract		2,875.31	2,875.31
1/4/2010	412721	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
1/4/2010	412722	MARTINEZ SEVERO Z	Manufacturing Overhead		150.00	150.00
1/4/2010	412723	PHILLIPS MARION L	Manufacturing Overhead		930.16	930.16
1/4/2010	412724	STEPHENS JEREMY BRENT	Manufacturing Overhead		690.42	690.42
1/4/2010	412725	STEWART MARY ANN	R&M -Furn & Fixtures		330.00	330.00
1/4/2010	412726	UPS - UNITED PARCEL SERVICE	Freight In		63.88	63.88
1/4/2010	412727	VERIZON WIRELESS	Telephone		99.97	99.97
1/4/2010	412728	WEST ROBERT S	General and Administrative		275.00	275.00
1/4/2010	412729	WINEBAR KEITH E	R & M -Building & Improvs		600.00	600.00
1/4/2010	412730	ARIZONA PUBLIC SERVICE CO	Utilities		1,929.54	1,929.54
1/4/2010	412731	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
1/4/2010	412732	WEBSTER JOEY	Other Holding Cost		980.00	980.00
1/8/2010	347500	SPRINT	Telephone		641.36	641.36
1/8/2010	347488	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		12,314.38	12,314.38
1/8/2010	347489	AETNA INC - AETNA NA WEST	Group Insurance		17,112.44	17,112.44
1/8/2010	347490	AETNA INC - MIDDLETOWN	Group Insurance		8,385.00	8,385.00
1/8/2010	347491	AT&T	Telephone		37,813.00	37,813.00
1/8/2010	347492	AT&T MOBILITY	Telephone		586.09	586.09
1/8/2010	347493	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		2,523.48	2,523.48
1/8/2010	347494	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		100,000.00	100,000.00
1/8/2010	347495	HEWITT ASSOCIATES LLC	Group Insurance		127,129.00	127,129.00
1/8/2010	347496	LARKIN LYLE	General and Administrative		6,327.83	6,327.83
1/8/2010	347497	LEAKE & ANDERSSON LLP	General and Administrative		6,465.17	6,465.17

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/8/2010	347498	MERRILL COMMUNICATIONS LLC	Outside Consulting		2,320.00	2,320.00
1/8/2010	347499	SMITH JAMES F	Miscellaneous Exp		32.31	32.31
1/8/2010	347501	TALX UCEXPRESS	Subscriptions		3,210.00	3,210.00
1/8/2010	412733	AT&T	Telephone		102.61	102.61
1/8/2010	412734	AT&T	Telephone		13,868.31	13,868.31
1/8/2010	412735	AT&T - BOX 660011	Selling Expense		306.46	306.46
1/8/2010	412736	CITY OF GARRETT UTILITIES	Utilities		1,638.20	1,638.20
1/8/2010	412737	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		62.93	62.93
1/8/2010	412738	EDGERTON UTILITIES	Utilities		1,644.84	1,644.84
1/8/2010	412739	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		13,132.46	13,132.46
1/8/2010	412740	GEORGIA - ALMA CITY	Utilities		70.00	70.00
1/8/2010	412741	GEORGIA POWER	Utilities		451.58	451.58
1/8/2010	412742	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
1/8/2010	412743	HAY-BUSH MECHANICAL LLC	Other Holding Cost		648.63	648.63
1/8/2010	412744	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
1/8/2010	412745	INDIANA AMERICAN WATER CO	Manufacturing Overhead		146.90	146.90
1/8/2010	412746	JANSSEN JACK	Selling Expense		600.00	600.00
1/8/2010	412747	JERRYS WRECKER SERVICE	Manufacturing Overhead		300.00	300.00
1/8/2010	412748	JP MORGAN CHASE	Other (Taxes, Benefits, etc.)		4,400.00	4,400.00
1/8/2010	412749	LEXISNEXIS MATTHEW BENDER	Other (Taxes, Benefits, etc.)		226.41	226.41
1/8/2010	412750	LUMBEE RIVER ELECTRIC	Utilities		1,963.55	1,963.55
1/8/2010	412751	MARSH RISK & INSURANCE SVCS	General Ins-Property		70,000.00	70,000.00
1/8/2010	412752	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Utilities		211.20	211.20
1/8/2010	412753	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		4,500.98	4,500.98
1/8/2010	412754	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		12.08	12.08
1/8/2010	412755	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
1/8/2010	412756	SECRETARY OF STATE	Legal Exp-General		25.00	25.00
1/8/2010	412757	SO CAL LOCKSMITH	Other Holding Cost		2,358.05	2,358.05
1/8/2010	412758	SPRINT	Telephone		246.25	246.25
1/8/2010	412759	STANTEC CONSULTING CORPORATION	Manufacturing Overhead		1,895.00	1,895.00
1/8/2010	412760	VERIZON FLORIDA INC	Telephone		7.06	7.06
1/8/2010	412761	WOODLAND CITY OF WA	Other Accruals		269.62	269.62
1/8/2010	412762	BORING-SMITH	Internal Warranty		58.76	58.76
1/12/2010	347502	BRYAN CAVE LLP	General and Administrative		1,400.00	1,400.00
1/12/2010	347503	BULLER TRACEY J	Travel Advances		240.00	240.00
1/12/2010	347504	CITY OF RIVERSIDE - CUST SERVICE	Utilities		6,087.17	6,087.17
1/12/2010	347505	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		28.00	28.00
1/12/2010	347506	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		4,496.27	4,496.27
1/12/2010	347507	HEWLETT PACKARD COMPANY	General and Administrative		34,201.29	34,201.29
1/12/2010	347508	HEWLETT PACKARD COMPANY	General and Administrative		28,239.50	28,239.50
1/12/2010	347509	NATIONAL UNION FIRE INSURANCE CO	Group Insurance		104.34	104.34
1/12/2010	347510	PRINCIPAL LIFE INS - COST PLUS LIFE	Other (Taxes, Benefits, etc.)		131.04	131.04
1/12/2010	347511	PRINCIPAL LIFE INS - OTL PREMIUM	Group Insurance		1,261.55	1,261.55
1/12/2010	347512	REGISTERED PROFESSIONAL ADJUSTERS INC	Train & Educ-Travel		150.00	150.00
1/12/2010	347513	SUN LIFE FINANCIAL	Group Insurance		1,047.15	1,047.15
1/12/2010	347514	TALX CORPORATION	Subscriptions		171.00	171.00
1/12/2010	347515	WOODS FOR FLOWERS	Miscellaneous Exp		76.13	76.13
1/12/2010	412763	ALMA TELEPHONE COMPANY	Telephone		416.34	416.34
1/12/2010	412764	CHANEY J T	R&M -Buildings & Improv		880.75	880.75
1/12/2010	412765	CITY OF GARRETT UTILITIES	Utilities		135.94	135.94
1/12/2010	412766	COSHO HUMPHREY LLP	General and Administrative		1,565.48	1,565.48
1/12/2010	412767	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		8,304.08	8,304.08
1/12/2010	412768	FISK & FIELDER PC	General and Administrative		198.00	198.00
1/12/2010	412769	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
1/12/2010	412770	MARTINEZ SEVERO Z	Manufacturing Overhead		180.00	180.00
1/12/2010	412771	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Utilities		751.20	751.20
1/12/2010	412772	OHIO - TREASURER OF STATE	General and Administrative		1,000.00	1,000.00
1/12/2010	412773	OHIO GAS COMPANY	Utilities		1,318.32	1,318.32
1/12/2010	412774	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		11.54	11.54
1/12/2010	412775	PHILLIPS MARION L	Manufacturing Overhead		800.00	800.00
1/12/2010	412776	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		1,655.55	1,655.55
1/12/2010	412777	RISK & INSURANCE MANAGEMENT	General and Administrative		560.00	560.00
1/12/2010	412778	SCANDROL VALERIE	Other (Taxes, Benefits, etc.)		100.00	100.00
1/12/2010	412779	SOUTH COAST AQMD	Environmental Compliance		109.00	109.00
1/12/2010	412780	STATE COMPENSATION INSURANCE FUND	Other (Taxes, Benefits, etc.)		1,229.00	1,229.00
1/12/2010	412781	UPS - UNITED PARCEL SERVICE	Freight In		47.12	47.12
1/12/2010	412782	US CUSTOMS & BORDER PROTECTION	Other Holding Cost		500.00	500.00
1/12/2010	412783	WEST ROBERT S	General and Administrative		275.00	275.00
1/12/2010	412784	WINEBAR KEITH E	R & M -Building & Improvs		762.78	762.78
1/12/2010	412785	BEST LINE EQUIPMENT	Plant Security		114.38	114.38
1/15/2010	412800	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
1/15/2010	347516	ADP CANADA CO.	General and Administrative		143.28	143.28
1/15/2010	347517	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		147.97	147.97
1/15/2010	347518	BLAKE CASSELS & GRAYDON	General and Administrative		6,523.43	6,523.43
1/15/2010	347519	BROOKS ALLAN & ASSOCIATES INC	General and Administrative		388.34	388.34
1/15/2010	347520	DONS LOCK & KEY	General and Administrative		180.00	180.00
1/15/2010	347521	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		5,337.77	5,337.77
1/15/2010	347522	FORSYTHE LISA M	General and Administrative		99.00	99.00
1/15/2010	347523	HEWITT ASSOCIATES LLC	Group Insurance		5,417.00	5,417.00
1/15/2010	347524	SAFESITE INC	General and Administrative		2,244.50	2,244.50
1/15/2010	347525	TALX UCEXPRESS	Subscriptions		20,415.20	20,415.20
1/15/2010	412786	ACKERSON BRENDA	Other (Taxes, Benefits, etc.)		100.00	100.00
1/15/2010	412787	ALLIED WASTE SERVICES #456	Manufacturing Overhead		120.93	120.93
1/15/2010	412788	B-ALERT K-NINE SERVICES	Service Other		800.00	800.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/15/2010	412789	CIP INDUSTRIAL PARK WATER & SEWER CO	Utilities		939.08	939.08
1/15/2010	412790	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		158.33	158.33
1/15/2010	412791	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		5,463.72	5,463.72
1/15/2010	412792	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
1/15/2010	412793	GRODRIAN A DAVID	Other Holding Cost		400.00	400.00
1/15/2010	412794	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
1/15/2010	412795	OREGON STATE OF - DEPT OF REVENUE	Other Holding Cost		590.00	590.00
1/15/2010	412796	OREGON STATE OF - DEPT OF REVENUE	Other Holding Cost		590.00	590.00
1/15/2010	412797	PENDLETON SANITARY SERVICE INC	Trash Removal		362.00	362.00
1/15/2010	412798	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		14,625.00	14,625.00
1/15/2010	412799	PENNSYLVANIA - LABOR & INDUSTRY	Other (Taxes, Benefits, etc.)		28,609.00	28,609.00
1/15/2010	412801	TRICO DISPOSAL INC	Other Holding Cost		522.13	522.13
1/15/2010	412802	UTAH - TAX COMMISSION	General and Administrative		50.00	50.00
1/15/2010	412803	UTAH - TAX COMMISSION	Other Holding Cost		50.00	50.00
1/15/2010	412804	BROADSPIRE SERVICES INC	Workers Comp Accrual		4,754.00	4,754.00
1/15/2010	412805	FREY MECHANICAL GROUP, INC	Other Holding Cost		1,078.26	1,078.26
1/15/2010	412806	TRI STATE SECURITY	Other Holding Cost		3,769.00	3,769.00
1/19/2010	347526	BENNETT TRUCK TRANSPORT INC	Delivery Expense-Units		1,840.00	1,840.00
1/19/2010	347527	BUCKETEER MAINTENANCE INC	General and Administrative		200.00	200.00
1/19/2010	347528	LA SIERRA FIRE EQUIPMENT	General and Administrative		177.85	177.85
1/19/2010	347529	STEWART MARY ANN	R&M -Furn & Fixtures		540.00	540.00
1/19/2010	347530	US TRUSTEE PAYMENT CENTER	Outside Consulting		52,975.00	52,975.00
1/19/2010	412807	ELIXIR INDUSTRIES	Raw Material		6,625.12	6,625.12
1/19/2010	412808	INDIANA MICHIGAN POWER	Utilities		54.47	54.47
1/19/2010	412809	BARNWELL SAGE	Other Holding Cost		1,012.50	1,012.50
1/19/2010	412810	CHANEY J T	R&M -Buildings & Improv		823.15	823.15
1/19/2010	412811	CHAPMAN ROBERT J	Other Holding Cost		1,000.00	1,000.00
1/19/2010	412812	GEORGIA STATE - SALES & USE TAX	Sales Tax		228.38	228.38
1/19/2010	412813	GEXA ENERGY LP	Utilities		4,368.03	4,368.03
1/19/2010	412814	HENNIG HERMAN J	Warranty Trip Cost-Plant		150.00	150.00
1/19/2010	412815	MARTINEZ SEVERO Z	Manufacturing Overhead		1,166.00	1,166.00
1/19/2010	412816	PACIFIC WEST ASSOCIATES INC	Contractor Costs - INS		800.00	800.00
1/19/2010	412817	PHILLIPS MARION L	Manufacturing Overhead		821.00	821.00
1/19/2010	412818	PROSHRED SECURITY	General and Administrative		455.00	455.00
1/19/2010	412819	ROCK JASON C	R&M -Buildings & Improv		600.00	600.00
1/19/2010	412820	TAMPA ELECTRIC CO	Utilities		58.22	58.22
1/19/2010	412821	UPS - UNITED PARCEL SERVICE	Freight In		91.53	91.53
1/19/2010	412822	WEBSTER JOEY	Other Holding Cost		2,232.50	2,232.50
1/19/2010	412823	WEST ROBERT S	General and Administrative		275.00	275.00
1/19/2010	412824	WINEBAR KEITH E	R & M -Building & Improvs		712.50	712.50
1/22/2010	347531	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		45.00	45.00
1/22/2010	347532	CHRISTENSEN DENNIS L	Telephone		8,233.67	8,233.67
1/22/2010	347533	MCGILL LEONARD J	Miscellaneous Exp		38.00	38.00
1/22/2010	347534	UPS - UNITED PARCEL SERVICE	Freight In		677.20	677.20
1/22/2010	347535	VERIZON WIRELESS - BOX 9622 CA	Telephone		2,151.15	2,151.15
1/22/2010	347536	TEXAS - HILL CAD TAX COLLECTIONS	Manufacturing Overhead		2,931.20	2,931.20
1/22/2010	347537	TEXAS - HILL COUNTY	Manufacturing Overhead		686.87	686.87
1/22/2010	412825	ALARM CENTER INC	R & M -Building & Improvs		59.54	59.54
1/22/2010	412826	AON RISK INSURANCE SERVICES WEST INC	Other (Operating)		103,341.00	103,341.00
1/22/2010	412827	ARIZONA PUBLIC SERVICE CO	Utilities		902.58	902.58
1/22/2010	412828	CASCADE NATURAL GAS CO	Utilities		25.20	25.20
1/22/2010	412829	DOUGLAS CITY OF GA - UTILITIES	Utilities		814.44	814.44
1/22/2010	412830	GEORGIA - ALMA CITY	Utilities		10.00	10.00
1/22/2010	412831	GOFF MURRAY	R&M -Buildings & Improv		100.00	100.00
1/22/2010	412832	HUNT MICHAEL L	R&M -Buildings & Improv		300.00	300.00
1/22/2010	412833	JERRYS WRECKER SERVICE	Manufacturing Overhead		200.00	200.00
1/22/2010	412834	KOORSEN PROTECTION SERVICES	Plant Safety		81.12	81.12
1/22/2010	412835	NIPSCO	Utilities		115.86	115.86
1/22/2010	412836	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		13.37	13.37
1/22/2010	412837	SOUTHLAND WASTE	Trash Removal		78.07	78.07
1/22/2010	412838	STEPHENS JEREMY BRENT	Manufacturing Overhead		852.33	852.33
1/22/2010	412839	UGI CORPORATION	Utilities		1,625.88	1,625.88
1/22/2010	412840	UPPER CUMBERLAND SOLID WASTE MNGT	Trash Removal		1,909.69	1,909.69
1/22/2010	412841	VERIZON NORTH	Telephone		45.10	45.10
1/22/2010	412842	VERIZON WIRELESS - BOX 9622 CA	Telephone		1,245.86	1,245.86
1/22/2010	412843	WASHINGTON STATE - DEPT OF LABOR & IND	Raw Material		3,986.98	3,986.98
1/22/2010	412844	WEEKS TRACY	Other Holding Cost		250.00	250.00
1/22/2010	412845	WHITLEY MOBILE HOMES INC	Shipping and Handling		1,046.00	1,046.00
1/22/2010	412846	MCLENNAN COUNTY TAX COLLECTOR	WH Truck Costs		73,921.21	73,921.21
1/22/2010	412847	WICHITA COUNTY TAX COLLECTOR	General and Administrative		1,274.73	1,274.73
12/21/2009	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		88,794.42	88,794.42
12/29/2009	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		3,304.65	3,304.65
1/6/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		40,402.06	40,402.06
1/13/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		5,756.29	5,756.29
1/20/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		2,310.33	2,310.33
1/8/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		5,689.71	5,689.71
1/13/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		7,400.98	7,400.98
1/14/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		1,587.41	1,587.41
1/15/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		69,328.87	69,328.87
1/19/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		15,297.24	15,297.24
12/22/2009	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		101,838.15	101,838.15
12/30/2009	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		6,206.96	6,206.96
1/7/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		3,828.93	3,828.93
1/14/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		4,864.70	4,864.70

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/21/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		6,601.62	6,601.62
12/28/2009	ADPWire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		13,036.67	13,036.67
12/28/2009	ADPWire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		(16,688.35)	(16,688.35)
1/4/2010	ADPWire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		62.34	62.34
1/11/2010	ADPWire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		112.40	112.40
1/20/2010	ADPWire	ADP TIME RESOURCE MANAGEMENT	ADP Service Fees		14,576.98	14,576.98
12/21/2009	28216921	AETNA INC - AETNA NA WEST	Aetna EE - HSA		76.15	76.15
12/23/2009	28260104	AETNA INC - AETNA NA WEST	Aetna EE - HSA		744.65	744.65
1/11/2010	28469433	AETNA INC - AETNA NA WEST	Aetna EE - HSA		76.15	76.15
1/11/2010	28469433	AETNA INC - AETNA NA WEST	Aetna EE - HSA		76.15	76.15
1/15/2010	28540536	AETNA INC - AETNA NA WEST	Aetna EE - HSA		538.65	538.65
12/21/2009	28216921	AETNA INC - AETNA NA WEST	Aetna ER - HSA		43.28	43.28
12/23/2009	28260104	AETNA INC - AETNA NA WEST	Aetna ER - HSA		438.31	438.31
12/23/2009	28260104	AETNA INC - AETNA NA WEST	Aetna ER - HSA		150.00	150.00
1/11/2010	28469433	AETNA INC - AETNA NA WEST	Aetna ER - HSA		52.90	52.90
1/11/2010	28469433	AETNA INC - AETNA NA WEST	Aetna ER - HSA		(150.00)	(150.00)
1/11/2010	28469433	AETNA INC - AETNA NA WEST	Aetna ER - HSA		43.28	43.28
1/15/2010	28540536	AETNA INC - AETNA NA WEST	Aetna ER - HSA		344.56	344.56
1/5/2010	Wire	AETNA INC - AETNA NA WEST	Aetna FSA		628.89	628.89
12/23/2009	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		40,799.66	40,799.66
12/29/2009	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		27,485.76	27,485.76
12/30/2009	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		29,872.67	29,872.67
12/31/2009	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		34,915.28	34,915.28
1/5/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		28,046.83	28,046.83
1/6/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		79,407.60	79,407.60
1/7/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		50,496.57	50,496.57
1/8/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		21,548.67	21,548.67
1/11/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		25,313.05	25,313.05
1/12/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		49,011.30	49,011.30
1/13/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		39,303.63	39,303.63
1/14/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		20,257.52	20,257.52
1/15/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		40,433.15	40,433.15
1/20/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		26,538.78	26,538.78
1/21/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		69,163.67	69,163.67
1/22/2010	Wire	AETNA INC - AETNA NA WEST	Aetna Medical		43,247.47	43,247.47
12/30/2009	Wire	AETNA INC - AETNA NA WEST	Aetna Principal		(50.00)	(50.00)
1/15/2010	Wire	BANK OF AMERICA	Analysis Charge		59,829.22	59,829.22
1/14/2010	28523013	BANK OF AMERICA	Pcard Expense		5,681.98	5,681.98
1/6/2010	28413281	ESSEX REALTY	Escrow Fee		7,500.00	7,500.00
1/15/2010	Wire	FTB TAX PAYMENT	General and Administrative		5,000.00	5,000.00
12/22/2009	28242022	VECTREN	General and Administrative		10,000.00	10,000.00
12/22/2009	Wire	BANK OF AMERICA	Interest Expense		34,565.35	34,565.35
1/1/2010	Wire	BANK OF AMERICA	Interest Expense		160,676.74	160,676.74
12/23/2009	Wire	BANK OF AMERICA	LC Drawdown #3040446		861,192.50	861,192.50
12/29/2009	Wire	BANK OF AMERICA	LC Drawdown #3051853		13,897,702.50	13,897,702.50
1/14/2010	Wire	FLEETWOOD RV, INC.	Refund Lease Security Deposit		100,000.00	100,000.00
12/21/2009	28216847	FOCALPOINT SECURITIES, INC.	Professional Fees		60,583.20	60,583.20
1/19/2010	28567576	FOCALPOINT SECURITIES, INC.	Professional Fees		61,835.79	61,835.79
12/22/2009	28240404	FTI CONSULTING, INC.	Professional Fees		78,445.00	78,445.00
12/21/2009	28216891	GIBSON, DUNN & CRUTCHER	Professional Fees		344,691.25	344,691.25
1/6/2010	28413361	GRANT THORNTON, LLP	Professional Fees		330,399.30	330,399.30
12/22/2009	28240322	GREENHILL COMPANY	Professional Fees		2,361,596.00	2,361,596.00
12/24/2009	Wire	LATHAM & WATKINS	Professional Fees		14,775.10	14,775.10
12/24/2009	Wire	LATHAM & WATKINS	Professional Fees		45,165.87	45,165.87
1/14/2010	28523142	MARSH INSURANCE, INC.	Professional Fees		2,715,000.00	2,715,000.00
1/4/2010	28376501	PACHULSKI STANG ZIEHL & JONES	Professional Fees		172,006.69	172,006.69
12/21/2009	ACH	BROADSPIRE	Worker’s Compensation		4,174.16	4,174.16
12/22/2009	ACH	BROADSPIRE	Worker’s Compensation		5,798.30	5,798.30
12/23/2009	ACH	BROADSPIRE	Worker’s Compensation		2,556.12	2,556.12
12/24/2009	ACH	BROADSPIRE	Worker’s Compensation		1,808.16	1,808.16
12/28/2009	ACH	BROADSPIRE	Worker’s Compensation		28,097.79	28,097.79
12/29/2009	ACH	BROADSPIRE	Worker’s Compensation		27.54	27.54
12/30/2009	ACH	BROADSPIRE	Worker’s Compensation		6,127.23	6,127.23
12/31/2009	ACH	BROADSPIRE	Worker’s Compensation		1,090.32	1,090.32
1/4/2010	ACH	BROADSPIRE	Worker’s Compensation		2,457.87	2,457.87
1/5/2010	ACH	BROADSPIRE	Worker’s Compensation		126,450.76	126,450.76
1/6/2010	ACH	BROADSPIRE	Worker’s Compensation		2,600.28	2,600.28
1/7/2010	ACH	BROADSPIRE	Worker’s Compensation		1,428.78	1,428.78
1/8/2010	ACH	BROADSPIRE	Worker’s Compensation		102,903.03	102,903.03
1/11/2010	ACH	BROADSPIRE	Worker’s Compensation		1,755.04	1,755.04
1/12/2010	ACH	BROADSPIRE	Worker’s Compensation		4,751.98	4,751.98
1/13/2010	ACH	BROADSPIRE	Worker’s Compensation		623.65	623.65
1/14/2010	ACH	BROADSPIRE	Worker’s Compensation		4,134.19	4,134.19
1/15/2010	ACH	BROADSPIRE	Worker’s Compensation		105,310.03	105,310.03
1/19/2010	ACH	BROADSPIRE	Worker’s Compensation		17,177.27	17,177.27
1/20/2010	ACH	BROADSPIRE	Worker’s Compensation		4,746.28	4,746.28
1/20/2010	ACH	BROADSPIRE	Worker’s Compensation		13,141.72	13,141.72
1/21/2010	ACH	BROADSPIRE	Worker’s Compensation		3,181.80	3,181.80
1/22/2010	ACH	BROADSPIRE	Worker’s Compensation		3,930.62	3,930.62
1/13/2010	28503701	MATRIX	Worker’s Compensation		2,540.35	2,540.35
12/23/2009	ACH	SCHAFFER	Worker’s Compensation		15,523.53	15,523.53
1/5/2010	28394757	SCHAFFER	Worker’s Compensation		39,563.07	39,563.07
1/8/2010	28447092	SCHAFFER	Worker’s Compensation		39,093.42	39,093.42
1/15/2010	28540509	SCHAFFER	Worker’s Compensation		23,121.97	23,121.97

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
1/22/2010	28623280	SCHAFFER	Worker’s Compensation		67,335.77	67,335.77
		Voided checks from previous period disbursements			(9,089.91)	(9,089.91)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	24,109,679.21	$24,109,679.21

						0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	1/24/2010	Balance on Statement:	39,267,507.60

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 01/24/2010

** Intercompany receipt in transit 1/24/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268759	4/9/2009	3,000.00
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
5548699	6/5/2009	100.00
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
270802	7/2/2009	0.01
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225709	7/16/2009	706.69
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272081	8/28/2009	1,752.30
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
347350	11/4/2009	2,155.00
412601	12/4/2009	25.00
347455	12/11/2009	8,550.00
412684	12/21/2009	65.10
347483	12/23/2009	10,200.00
412735	1/8/2010	306.46
412756	1/8/2010	25.00
347503	1/12/2010	240.00
412768	1/12/2010	198.00
412772	1/12/2010	1,000.00
412778	1/12/2010	100.00
412782	1/12/2010	500.00
412800	1/15/2010	600.00
347516	1/15/2010	143.28
347521	1/15/2010	5,337.77
347522	1/15/2010	99.00
412786	1/15/2010	100.00
412789	1/15/2010	939.08
412791	1/15/2010	5,463.72
412795	1/15/2010	590.00
412796	1/15/2010	590.00
412798	1/15/2010	14,625.00
412799	1/15/2010	28,609.00
412801	1/15/2010	522.13
412802	1/15/2010	50.00
412803	1/15/2010	50.00
347526	1/19/2010	1,840.00
347528	1/19/2010	177.85
347529	1/19/2010	540.00
347530	1/19/2010	52,975.00
412807	1/19/2010	6,625.12
412808	1/19/2010	54.47
412809	1/19/2010	1,012.50

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
412810	1/19/2010	823.15
412811	1/19/2010	1,000.00
412812	1/19/2010	228.38
412813	1/19/2010	4,368.03
412814	1/19/2010	150.00
412815	1/19/2010	1,166.00
412816	1/19/2010	800.00
412817	1/19/2010	821.00
412818	1/19/2010	455.00
412819	1/19/2010	600.00
412820	1/19/2010	58.22
412821	1/19/2010	91.53
412822	1/19/2010	2,232.50
412823	1/19/2010	275.00
412824	1/19/2010	712.50
347531	1/22/2010	45.00
347532	1/22/2010	8,233.67
347533	1/22/2010	38.00
347534	1/22/2010	677.20
347535	1/22/2010	2,151.15
347536	1/22/2010	2,931.20
347537	1/22/2010	686.87
412825	1/22/2010	59.54
412826	1/22/2010	103,341.00
412827	1/22/2010	902.58
412828	1/22/2010	25.20
412829	1/22/2010	814.44
412830	1/22/2010	10.00
412831	1/22/2010	100.00
412832	1/22/2010	300.00
412833	1/22/2010	200.00
412834	1/22/2010	81.12
412835	1/22/2010	115.86
412836	1/22/2010	13.37
412837	1/22/2010	78.07
412838	1/22/2010	852.33
412839	1/22/2010	1,625.88
412840	1/22/2010	1,909.69
412841	1/22/2010	45.10
412842	1/22/2010	1,245.86
412843	1/22/2010	3,986.98
412844	1/22/2010	250.00
412845	1/22/2010	1,046.00
412846	1/22/2010	73,921.21
412847	1/22/2010	1,274.73

TOTAL OUTSTANDING CHECKS:			440,590.26

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$38,826,917.34

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		37,670.50

4.	RECEIPTS DURING CURRENT PERIOD:		766,061.39

5.	BALANCE:		803,731.89

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		803,731.89

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/21/2009		Transfer to BofA	Paydown revolver loan at BofA	37,670.50
12/22/2009		Transfer to BofA	Paydown revolver loan at BofA	40,000.00
12/23/2009		Transfer to BofA	Paydown revolver loan at BofA	20,113.94
12/24/2009		Transfer to BofA	Paydown revolver loan at BofA	172,784.84
12/31/2009		Transfer to BofA	Paydown revolver loan at BofA	68,449.42
1/5/2010		Transfer to BofA	Paydown revolver loan at BofA	23,565.00
1/6/2010		Transfer to BofA	Paydown revolver loan at BofA	94,412.00
1/8/2010		Transfer to BofA	Paydown revolver loan at BofA	27,672.71
1/11/2010		Transfer to BofA	Paydown revolver loan at BofA	26,613.11
1/12/2010		Transfer to BofA	Paydown revolver loan at BofA	156,380.00
1/13/2010		Transfer to BofA	Paydown revolver loan at BofA	54,590.00
1/14/2010		Transfer to BofA	Paydown revolver loan at BofA	58,047.93
1/19/2010		Transfer to BofA	Paydown revolver loan at BofA	22,648.20
1/22/2010		Transfer to BofA	Paydown revolver loan at BofA	784.24

			TOTAL DISBURSEMENTS THIS PERIOD:	803,731.89
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		52,675.30

4.	RECEIPTS DURING CURRENT PERIOD:		8,613,061.97

5.	BALANCE:		8,665,737.27

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		8,626,568.88

7.	ENDING BALANCE:		39,168.39

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/21/09 - 01/24/10		Transfer to 27064	Fund daily wires and controlled disbursements	3,848,000.00
12/21/09 - 01/24/10		Transfer to 62795	Fund manual payroll checks	0.00
12/21/09 - 01/24/10		Transfer to 404875	Transfer funds to FHI Investment account	500,000.00
12/21/09 - 01/24/10		ADP	Fund payroll expenses	9,543.29
12/21/09 - 01/24/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	3,367,551.07
12/21/09 - 01/24/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	901,474.52

			TOTAL DISBURSEMENTS THIS PERIOD:	8,626,568.88
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		216,617.01

4.	RECEIPTS DURING CURRENT PERIOD:		5,166,451.25

5.	BALANCE:		5,383,068.26

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		5,166,203.39

7.	ENDING BALANCE:		216,864.87

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/21/09 - 01/24/10		Transfer to 27063	Fund daily wires and controlled disbursements	15,071.90
12/21/09 - 01/24/10		Transfer to 62771	Fund manual payroll checks	53,400.00
12/21/09 - 01/24/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
12/21/09 - 01/24/10		Transfer to 63587	Transfer to Cash Collateral	0.00
12/21/09 - 01/24/10		ADP	Fund payroll expenses	311,455.43
12/21/09 - 01/24/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	4,216,423.01
12/21/09 - 01/24/10		Controlled Disbursement	Clearing checks through controlled disbursement account	569,853.05
12/21/09 - 01/24/10		Transfer to 71799	Transfer funds to escrow account

			TOTAL DISBURSEMENTS THIS PERIOD:	5,166,203.39
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD:	964,408.63

5.	BALANCE:	964,408.63

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	964,408.63

7.	ENDING BALANCE:	0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/21/2009		Transfer to 27063	Revolver Advance to Main FHI	37,670.50
12/22/2009		Transfer to 27063	Revolver Advance to Main FHI	5,434.65
12/23/2009		Transfer to 27063	Revolver Advance to Main FHI	20,113.94
12/24/2009		Transfer to 27063	Revolver Advance to Main FHI	112,843.87
12/31/2009		Transfer to 27063	Revolver Advance to Main FHI	68,449.42
1/5/2010		Transfer to 27063	Revolver Advance to Main FHI	23,565.00
1/6/2010		Transfer to 27063	Revolver Advance to Main FHI	94,412.00
1/8/2010		Transfer to 27063	Revolver Advance to Main FHI	27,672.71
1/11/2010		Transfer to 27063	Revolver Advance to Main FHI	26,613.11
1/12/2010		Transfer to 27063	Revolver Advance to Main FHI	156,380.00
1/13/2010		Transfer to 27063	Revolver Advance to Main FHI	54,590.00
1/14/2010		Transfer to 27063	Revolver Advance to Main FHI	58,047.93
1/19/2010		Transfer to 27063	Revolver Advance to Main FHI	22,648.20
1/22/2010		Transfer to 27063	Revolver Advance to Main FHI	784.24
12/22/2010		Bank of America	Appraisal Fee	34,565.35
1/1/2010		Bank of America	Interest & LC Fee	160,676.74
12/24/2010		Latham Watkins	Legal Fees	59,940.97

			TOTAL DISBURSEMENTS THIS PERIOD:	964,408.63

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	32,870,738.53

4.	RECEIPTS DURING CURRENT PERIOD:	10,490.92

5.	BALANCE:	32,881,229.45

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	15,469,571.74

7.	ENDING BALANCE:	17,411,657.71

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/4/2010		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	160,676.74
1/5/2010		Transfer to 27063	Fund wire transfers & controlled disbursements	550,000.00
12/23/2010		Bank of America	LC Drawdown	861,192.50
12/29/2010		Bank of America	LC Drawdown	13,897,702.50

			TOTAL DISBURSEMENTS THIS PERIOD:	15,469,571.74

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	13,140,519.12

4.	RECEIPTS DURING CURRENT PERIOD:	500,102.62

5.	BALANCE:	13,640,621.74

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	7,300,000.00

7.	ENDING BALANCE:	6,340,621.74

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/22/2009		Transfer to 27063	Fund daily wires and disbursements	2,600,000.00
12/23/2010		Transfer to 27063	Fund daily wires and disbursements	500,000.00
1/6/2010		Transfer to 27063	Fund daily wires and disbursements	650,000.00
1/8/2010		Transfer to 27063	Fund daily wires and disbursements	250,000.00
1/14/2010		Transfer to 27063	Fund daily wires and disbursements	2,800,000.00
1/15/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
1/19/2010		Transfer to 27063	Fund daily wires and disbursements	150,000.00
1/20/2010		Transfer to 27063	Fund daily wires and disbursements	150,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	7,300,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	4,030,796.08

4.	RECEIPTS DURING CURRENT PERIOD:	31.25

5.	BALANCE:	4,030,827.33

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	600,000.00

7.	ENDING BALANCE:	3,430,827.33

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/21/2010		Transfer to 27064	Fund daily wires and disbursements	250,000.00
12/23/2010		Transfer to 27064	Fund daily wires and disbursements	350,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	600,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	147.40

4.	RECEIPTS DURING CURRENT PERIOD:	53,400.00

5.	BALANCE:	53,547.40

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	42,213.60

7.	ENDING BALANCE:	11,333.80

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/8/2010	9301453		Manual Payroll Check	796.10
1/8/2010	9301454		Manual Payroll Check	791.31
1/13/2010	9301457		Manual Payroll Check	15,297.24
1/14/2010	9301455		Manual Payroll Check	15,293.06
1/15/2010	9301456		Manual Payroll Check	4,933.05
1/15/2010	9301461		Manual Payroll Check	1,273.91
1/19/2010	9301458		Manual Payroll Check	1,204.71
1/19/2010	9301459		Manual Payroll Check	2,624.22

			TOTAL DISBURSEMENTS THIS PERIOD:	42,213.60

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:	161.29

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	161.29

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	161.29

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		55,643.07

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		$11.37

5.	BALANCE:		55,654.44

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		$55,654.44

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,739.74

4.	RECEIPTS DURING CURRENT PERIOD:		$130.05

5.	BALANCE:		532,869.79

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,869.79

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,305.43

4.	RECEIPTS DURING CURRENT PERIOD:		24.10

5.	BALANCE:		201,329.53

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,329.53

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		100,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		100,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		100,000.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
1/14/2010		Transfer to 27063	Fund Security Deposit Refund	100,000.00

		TOTAL DISBURSEMENTS THIS PERIOD:		100,000.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		62,991.71

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		62,991.71

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		62,991.71

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	1-10	2,263.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 10	29,070.72
DeLage Landen	Office Equipment	Monthly	0 - 10	12,331.77
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	9	10,936.80
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$128,668.29

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$4,681,760.73

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$3,072,094.81

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

TOTAL DUE:	7,753,855.54

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		12/21/2009-1/24/2010
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	337,374.49

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$48,611.53
31 - 60 days	55,164.07
61 - 90 days	3,383.93		—
91 - 120 days	105,895.90
Over 120 days		6,458,511.81	1,233,625.62
TOTAL:	213,055.43	6,458,511.81	1,233,625.62

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	5/1/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	5/1/2010
D&O	Allied World Assurance	$10,000,000	Not Renewed
D&O	Beazley Insurance Company Ltd.	$10,000,000	Not Renewed
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	Not Renewed
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	Not Renewed
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	AIG (American International Specialty Lines)	$50,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2010
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Lexington	$5,000,000	2/15/2010	2/15/2010
Products	Gibraltar	$1,200,000	Not Renewed
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Cancelled	10/1/2009
WC	Hartford (Guaranteed Cost)	Statutory	10/1/2010	12/31/2009
WC	State Compensation Insurance Fund	Statutory	1/1/2010	2/28/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		352,825.00		352,825.00	—

*

Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$5,000.00
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$32,500.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
James Smith		Travel Expenses	1,774.65

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	January 24, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	11,839	23,986
Restricted Cash	29,229	650
Market investments	20,705	17,563
Receivables	5,722	33,994
Inventories	86	90,983
Performance bond deposits	14,871
Other current assets	3,218	13,561
Total Current Assets	85,670	180,737

Property, plant and equipment, net	55,764	130,044
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
CSV of life insurance policies (Split Dollar)	6,153	6,422
Other Assets	3,142	16,402
TOTAL ASSETS	$159,621	$346,514

POST PETITION LIABILITIES
Accounts payable	213
Employee compensation and benefits	(2,418)
Product warranty reserve	—
Insurance reserves	(3,807)
Accrued Interest	12,024
Short-term borrowings	3,151
Other current liabilities	(1,720)
Deferred compensation and retirement benefits	(62)
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	12,671
Other long-term borrowings	(6)
Other non-current liabilities	—
TOTAL POST PRETITION LIABILITIES	20,046

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	7,108	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	22,015	39,837
Accrued Interest	13,745	13,745
Liabilities of discontinued operations	—	—
Short-term borrowings	311	311
Other current liabilities	18,649	25,584
Deferred compensation and retirement benefits	9,015	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,731	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	332,591	417,953

TOTAL LIABILITIES	352,637

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(817,468)	(695,389)
Accumulated other comprehensive loss	(1,262)	(1,422)
	(193,016)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$159,621	$346,514

Note 1:          Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $24.5 million and liabilities of $21.0 million.

Note 2:          Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:          Not reflected on the balance sheet are $16.6 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Dec	Jan

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES	369	376

COST OF GOODS SOLD
Beginning Inventory at cost	—	—
Purchases	—	—
Material Adjustments / Sold Inventories	(201,542)	(51,889	)(A)
Less: Ending Inventory at cost	—	—
TOTAL MATERIALS COST	(201,542)	(51,889)

OPERATING EXPENSES
Payroll - Insiders	125,308	125,308
Payroll - Other Employees	154,638	267,389
Payroll Taxes	34,792	29,399
Other Taxes (Itemize)	—	—
Depreciation and Amortization	—	—
Rent Expense - Real Property	7,500	7,500
Lease Expense - Personal Property	1,230	3,378
Insurance	2,316,648	(138,222	)(B)
Real Property Taxes	81,868	(80,497)
Telephone and Utilities	77,152	49,496
Repairs and Maintenance	36,043	163,427
Travel and Entertainment (Itemized - Attachment)	4,933	1,183
Miscellaneous Operating Expenses (Itemized - See Attachment)	1,702,255	(942,781)
TOTAL OPERATING EXPENSES	4,542,369	(514,421)

INCOME/(LOSS) FROM OPERATIONS	(4,340,457)	566,686

NON-OPERATING INCOME
Interest Income	—	742
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	63,728	10,610
Investment Income - Management Fees	161,296	24,049
TOTAL NON-OPERATING INCOME	269,483	79,860

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	425,966	255,969
Long Term Interest Expense - B of A	147,232	127,057
Long Term Interest Expense - CTPS	835,687	835,687
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,994,986	2,804,813

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES	—	—

NET INCOME (LOSS)	(7,065,960)	(2,158,267)

(A)  Sale of materials at idle plants.

(B)  The decrease for the period reflects a reversal of previously recorded reserves.

MISCELLANEOUS - OTHER  SCHEDULE

	Actual FY10	Actual FY10
	Dec	Jan

TOTAL OPERATING EXPENSES	4,542,369	(514,421)

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	3,325	5,535

5360 OTHER MANUF COSTS-VARIABLE	400	400

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	(24,683)	1,046

ADVERTISING	—	—

REPURCHASE COSTS	—	973,551

OFFICE EXPENSES	37,133	89,825

6600 WARRANTY & SERVICE EXPENSES	1,574	6,546

7211.XXX MATERIAL	36	—

8360 PROFESSIONAL FEES (OUTSIDE CONSULTING)_	999,311	3,830,295

8448.XXX AUDIT FEES	25,000	9,829

LEGAL EXPENSES	147,877	15,575

PUBLIC COMPANY EXPENSES	2,053	—

8590.XXX GAIN/LOSS-CURRENCY	(3,253)	(11,965)

8625.XXX GAIN/LOSS SALE-FXD ASSET	769,911	(5,467,734	)(A)

INSURANCE - CHANGE IN CSV	—	256,114

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	1,188,773	(290,983)

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	513,483	(651,797)

TOTAL ‘OTHER’ OPERATING EXPENSES	1,702,255	(942,781)

(A)  Reversal of deferred profit related to the sale/leaseback of the corporate building.

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Dec	Jan

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	4,933	1,183
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$4,933	$1,183

XI. QUESTIONNAIRE

			No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A draft of the disclosure statement was prepared along with assisting the credit committee with developing a plan.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
Attached - See Exhibit A

			No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith, VP-Controller

	Date:	2/19/10

56

CRAIG H. MILLET, SBN 106027, CMillet@gibsondunn.com	FIELD & ENTERED
KENNETH A. GLOWACKI, JR., SBN 217762, KGlowacki@gibsondunn.com
SOLMAZ KRAUS, SBN 223117, SKraus@gibsondunn.com	JAN 13 2010
GIBSON, DUNN & CRUTCHER LLP
3161 Michelson Drive	CLERK U.S. BANKRUPTCY COURT
Irvine, California 92612-4412	Central District of California
Telephone: (949) 451-3800	BY rhambo DEPUTY CLERK
Facsimile: (949) 451-4220

Attorneys for

Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	CASE NO. 09-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.,	Chapter 11

Debtors.	[Jointly Administered]

ORDER ON MOTION OF GE
COMMERCIAL DISTRIBUTION FINANCE
CORPORATION AND GE COMMERCIAL
DISTRIBUTION FINANCE CANADA FOR
RELIEF FROM THE AUTOMATIC STAY
TO EXERCISE RIGHTS OF SET-OFF
AND/OR RECOUPMENT

Hearing:
	Date:	January 13, 2010
	Time:	11:00 a.m.
	Place:	Courtroom 301
	Judge:	Hon. Meredith Jury

Upon consideration of GE Commercial Distribution Finance Corporation’s and GE Commercial Distribution Finance Canada’s (together “CDF”) Motion for Relief from the Automatic Stay to Exercise Rights of Set-Off and/or Recoupment (“Motion”) [Docket No. 303] filed against Fleetwood Enterprises, Inc. and its affiliated debtors and debtors in possession (the “Debtors” or “Fleetwood”); the Debtors’ Opposition filed in response thereto (“Opposition”) [Docket Number 1436]; CDF’s Reply to Fleetwood’s Opposition (“Reply”); the evidence submitted both in support of and in opposition to the Motion; the six (6) stipulations filed by CDF and Fleetwood to continue the hearing on the Motion (capitalized terms not defined in this Order are as defined in the Motion and/or the Opposition); and after considering that parties have consensually resolved the disputes raised in, and in response to, the Motion as set forth in this stipulated Order, and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY FOUND, DETERMINED AND ORDERED THAT:

1.                                       The Motion is resolved as specifically set forth herein.

2.                                       In full and final satisfaction of all claims between the parties as set forth in the Motion, and Fleetwood’s Opposition thereto, the following settlement is approved and the parties are authorized to take any and all actions contemplated therein and in furtherance thereof:

A.           Recreational Vehicles- U.S.  : As to any amounts owing to Fleetwood for Recreational Vehicles sold by Fleetwood to dealers in the United States that CDF financed or allegedly committed to finance (U.S. Recreational Vehicles”), in full and final resolution of the parties’ disputes regarding the U.S. Recreational Vehicles, CDF shall:

i.                       Provide an aggregate of $288,775 in wholesale floorplan financing for two of the three recreational vehicles sold by Fleetwood to “Bankston” (Fleetwood serial numbers 4403981 and 4403755, as further described in the Motion and responses thereto (the “Bankston Units.”) (The unit described in the Motion serial number 4403883 has been sold by Bankston to a retail customer and Fleetwood shall be paid directly by Bankston without financing provided by CDF) and, immediately upon completing all actions required to consummate the financing, remit such $288,775 to Fleetwood; and

ii.                    As to U.S. Recreational Vehicles that CDF financed or allegedly committed to finance, CDF agrees to pay Fleetwood $276,000. CDF shall pay $236,000 of that $276,000 amount immediately upon this order

2

becoming final. CDF shall holdback $40,000 and apply it against any deficiency resulting from CDF’s repurchase of the two Bankston Units or the repurchase of any U.S. Recreational Vehicle in accordance with the terms under the existing repurchase agreement. CDF will provide Fleetwood with 10 days notice of and deficiency so applied, including details thereof. Upon the earlier of the retail sale of the last of the Bankston Units or June 30, 2010, CDF shall account to Fleetwood for any of the $40,000 used to offset any repurchase deficiency and, if a positive balance remains, shall refund that amount to Fleetwood.

iii.                 Except as provided above, Fleetwood shall have no further repurchase liability to CDF, nor shall CDF have any further obligation to Fleetwood, on account of any U.S. Recreational Vehicles .

B.             Manufactured Housing Units: In full and final resolution of the parties’ disputes regarding Manufactured Housing units, CDF shall pay Fleetwood $140,000 immediately upon this Order becoming final. Fleetwood shall have no further repurchase liability to CDF, nor shall CDF have any further obligation to Fleetwood, on account of any manufactured housing units.

C.             Recreational Vehicles-Canada: In full and final resolution of the parties’ disputes regarding Recreational Vehicles sold by Fleetwood to dealers in Canada (“Canadian Recreational Vehicles”);

i.                     CDF shall pay Fleetwood $317,000 immediately upon this order becoming final.

ii.                  Upon Fleetwood providing CDF with the Manufacturer’s Certificate of Origin (“MSO”) as to the disputed units related to the dealers listed below, upon the receipt of each MSO, CDF shall pay Fleetwood the following:

1.                                       Butler-$22,477.95

2.                                       Carstensen-$18,234.70

3.                                       Schurco-$13,103.20

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4.                                       Passion-$15,107.95

iii.               Upon Fleetwood providing CDF with the a) Manufacturer’s Certificate of Origin (“MSO”) and, b) documentation establishing that dealer “Rae’s” has received and accepted the two units sold to Rae’s by Fleetwood, CDF shall pay Fleetwood 100% of the purchase price amount agreed to by Fleetwood and Rae’s for the two units, or, absent agreement, the purchase price amount determined by the Bankruptcy Court.

iv.              This Order shall have no affect on Fleetwood’s rights against dealers (whatever they may be) who purchased and received products from Fleetwood where CDF did not provide purchase price financing previously or as a result of this Order and Fleetwood is free to pursue all available rights and remedies Fleetwood may have against any dealer against which Fleetwood may have a claim for the purchase price of products and/or units purchased from Fleetwood where the purchase price was not financed by CDF.

v.                 Fleetwood shall have no further repurchase liability to CDF, nor shall CDF have any further obligation to Fleetwood, on account of any Canadian Recreational Vehicles.

3.                                       The terms of this Order fully and finally resolve any contingent or liquidated claim held by and/or filed by or on behalf of CDF in Fleetwood’s bankruptcy related to repurchase obligations arising under or related to the repurchase agreements referenced in CDF’s Motion. Any contingent or liquidated claim held by and/or filed by or on behalf of CDF in Fleetwood’s bankruptcy related to repurchase obligations under the repurchase agreements reference in CDF’s Motion, are hereby disallowed and shall receive no distribution through Fleetwood’s plan of reorganization or otherwise in these bankruptcy cases. Without limiting the generality of foregoing, proofs of claim with the following claim numbers filed by or on behalf of CDF are

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hereby withdrawn with prejudice and no distribution shall occur on account of such claims: 5595 through 5627 and 5639 through 5649.

4.                                       To effect the settlement memorialized in this stipulated Order, and to the extent contemplated herein, CDF is authorized to setoff its prepetition repurchase claims against the Debtors’ prepetition inventory purchase and financing claims and the automatic stay of Bankruptcy Code section 362 is modified on a limited basis to effect such setoff.

5.                                       For setoff purposes under section 553 of the Bankruptcy Code, CDF’s prepetition repurchase claims against the Debtors and the Debtors’ prepetition inventory purchase and financing claims against CDF are deemed “mutual.”

6.                                       CDF and the Debtors constitute the “same parties” for purposes of effecting a setoff.

7.                                       This Court’s order requiring CDF to make a $400,000 payment to the Debtors pursuant to a partial settlement on the Motion [Docket No. 1492], is incorporated herein by reference as part of this stipulated Order and the payments required by this order are in addition to any amounts previously paid by CDF .

8.                                       This Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the Motion and the implementation of this Order.

9.                                       The findings of fact set forth above and conclusions of law stated herein shall constitute this Court’s findings of fact and conclusions of law.

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10.                                 To the extent any finding of fact later shall be determined to be a conclusion of law, it shall be so deemed, and to the extent any conclusion of law later shall be determined to be a finding of fact, it shall be so deemed.

APPROVED AS TO FORM AND CONTENT:

GIBSON, DUNN AND CRUTCHER LLP

By:	/s/ Craig H. Millet
Craig H. Millet

Attorneys for the Debtors

HUSCH BLACKWELL SANDERS LLP

By:	/s/ Benjamin F. Mann
Benjamin F. Mann

Attorneys for GE Commercial Distribution Finance Corporation and
GE Commercial Distribution Finance Canada

###

DATED: January 13, 2010	United States Bankruptcy Judge

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In re:		CHAPTER	11

Fleetwood Enterprises, Inc.	Debtors:	CASE NUMBER	09-14254-MJ

SERVICE LIST FOR THE ENTERED ORDER

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled ORDER ON MOTION OF GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION AND GE COMMERCIAL DISTRIBUTION FINANCE CANADA FOR RELIEF FROM THE AUTOMATIC STAY TO EXERCISE RIGHTS OF SET-OFF AND/OR RECOUPMENT was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I.              SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) — Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of January 11, 2010, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below:

Andrew K Alper on behalf of Creditor GE Commercial Distribution Finance Corporation and GELCO Corporation dba GE Capital Fleet Services

aalper@frandzel. com, efiling@frandzel.com;ekidder@frandzel.com

Hilary L Barnes on behalf of Creditor LazyDays RV Supercenter, Inc.
hilary.barnes@quarles.com, sybil.aytch@quarles.com

John J Bingham on behalf of Interested Party Courtesy NEF
jbingham@dgdk.com

Mark S Blackman on behalf of Creditor 21st Mortgage Corporation
MBlackman@AlpertBarr.Com

Bradley D Blakeley on behalf of Defendant Gibraltar Insurance Company, Ltd., a corporation
bblakeley@blakeleyllp.com

William C Bollard on behalf of Debtor Fleetwood Enterprises, Inc.
eal@jbblaw.com

Timothy Bortz on behalf of Creditor Timothy Bortz
tbortz@state.pa.us

John A Boyd on behalf of Interested Party Courtesy NEF
fednotice@tclaw.net

Andrew W Caine on behalf of Creditor Committee Official Committee of Creditors Holding Unsecured Claims
acaine@pszyjw.com

Rebecca J Callahan on behalf of Plaintiff First American Trust Company, as Trustee of the Century Trust
rcallahan@callahanlaw. biz

Craig C Chiang on behalf of Interested Party Courtesy NEF
cchiang@buchalter.com

Louis J Cisz on behalf of Creditor California Self-Insurers’ Security Fund
lcisz@nixonpeabody.com

Fred M Cohen on behalf of Creditor Sandra Dinsmore
fmcbktaxlaw@hotmail.com

Peter A Davidson on behalf of Plaintiff Alicia Rice
pdavidson@ecjlaw.com

Caroline Djang on behalf of Creditor Atwood Mobile Products LLC
crd@jmbm.com

Richard T Egger on behalf of Interested Party Courtesy NEF
richard.egger@bbklaw.com

Amanda N Ferns on behalf of Defendant Bluelinx Corporation
aferns@fernslaw.com

Donald L Gaffney on behalf of Interested Party Courtesy NEF
dgaffney@swlaw.com

Jeffrey K Garfinkle on behalf of Creditor Oracle USA, Inc.
bkgroup@buchalter.com, jgarfinkle@buchalter.com

Matthew B George on behalf of Creditor Ronald Doud
mbg@girardgibbs.com

Jeffrey T Gwynn on behalf of Creditor Dave Carter & Associates, Inc.
jgwynn@gwynn-law.com

Michael J Heyman on behalf of Creditor AL-KO Kober Corporation
michael.heyman@klgates.com

Mark D Houle on behalf of Interested Party New York Mellon Trust Co., N.A.
mark.houle@pillsburylaw.com

Sophie A Hubscher on behalf of Creditor Peggy Richan
sophie@korperlemonlaw.com

Jay W Hurst on behalf of Creditor Texas Comptroller of Public Accounts
jay.hurst@oag.state.tx.us

Yale K Kim on behalf of Creditor Brigade Capital Management, LLC
ykim@allenmatkins.com

Solmaz Kraus on behalf of Debtor Fleetwood Enterprises, Inc.
skraus@gibsondunn. com, skraus@gibsondunn.com

Mary D Lane on behalf of Creditor Committee Official Committee of Creditors Holding Unsecured Claims
mlane@pszjlaw.com

Daniel C Lapidus on behalf of Plaintiff Robert Myers
dan@lapiduslaw.com

Scott Lee on behalf of Creditor Philips Products, Inc.
slee@lbbslaw.com

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Matthew A Lesnick on behalf of Creditor AT&T Capital Services Inc.
matt@lesnicklaw.com

Elizabeth A Lossing on behalf of U.S. Trustee United States Trustee (RS)
elizabeth.lossing@usdoj.gov

Donald K Ludman on behalf of Creditor SAP America, Inc.
dludman@brownconnery.com

Gregory O Lunt on behalf of Creditor Bank of America, N.A.
gregory.lunt@lw.com

Rose D Manos on behalf of Creditor FEMA Trailer

rmanos@nexsenpruet.com

Rose D Manos on behalf of Interested Party Courtesy NEF
manos@nexsenpruet.com

Frank F McGinn on behalf of Interested Party Courtesy NEF
ffm@bostonbusinesslaw.com

David W. Meadows on behalf of Creditor American Electric Power
david@davidwmeadowslaw.com

Craig Millet on behalf of Debtor Continental Lumber Products, Inc.
cmillet@gibsondunn. com, pcrawford@gibsondunn.com;cmillet@gibsondunn.com

Christopher Minier on behalf of Creditor Courtesy Ford, Inc.
becky@ringstadlaw.com

Byron Z Moldo on behalf of Plaintiff Alicia Rice
bmoldo@ecjlaw. com, tmelendez@ecjlaw.com

John D Monte on behalf of Creditor Maytag Corporation
montelaw@earthlink.net

C Daniel Motsinger on behalf of Creditor ProLiance Energy, LLC
cmotsinger@kdlegal.com

Randall P Mroczynski on behalf of Defendant Fluor Corporation, a corporation
randym@cookseylaw.com

Randy P Orlik on behalf of Creditor ISIS Lending, LLC
rorlik@coxcastle.com

Todd L Padnos on behalf of Creditor Deutsche Bank Trust Company Americas

tpadnos@dl. com, dkennedy@dl.com;sholstrom@dl.com;rkeenan@dl.com;tboothe@dl.com

Leo D Plotkin on behalf of Creditor Textron Financial Corporation
lplotkin@lsl-la. com, dsmall@lsl-la.com

David M Poitras on behalf of Creditor Atwood Mobile Products LLC
dpoitras@jmbm.com

Kimberly A Posin on behalf of Creditor Latham & Watkins LLP

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kim.posin@lw.com

Samuel Price on behalf of Creditor National General Assurance Company

sprice@donahoeyoung.com

Hamid R Rafatjoo on behalf of Creditor Committee Official Committee of Creditors Holding Unsecured Claims

hrafatjoo@pszjlaw.com, hrafatjoo@pszjlaw.com

Michael Reed on behalf of Creditor Bell County TAD, et al

othercourts@mvbalaw.com

Jeffrey H. Reeves on behalf of Plaintiff Fleetwood Enterprises, Inc.

jreeves@gibsondunn.com

Michael B Reynolds on behalf of Creditor Cavco Industries

mreynolds@swlaw. com, kcollins@swlaw.com

Christopher P Ridout on behalf of Creditor Conrad Budd

c.ridout@ridoutlyonlaw.com

Martha E Romero on behalf of Creditor San Bernardino County Tax Collector

Romero@mromerolawfirm.com

Diane W Sanders on behalf of Creditor McLennan County

austin.bankruptcy@publicans.com

Mark C Schnitzer on behalf of Attorney Mark Schnitzer

mschnitzer@rhlaw.com

Pamela E Singer on behalf of Creditor Committee Official Committee of Creditors Holding Unsecured Claims

psinger@pszjlaw.com, ksuk@pszjlaw.com

Howard Steinberg on behalf of Other Professional Greenhill & Co., LLC

hsteinberg@irell. com, awsmith@irell.com

United States Trustee (RS)

ustpregion16.rs.ecf@usdoj.gov

Anne A Uyeda on behalf of Debtor Fleetwood Enterprises, Inc.

auyeda@gibsondunn.com

Madeleine C Wanslee on behalf of Creditor Maricopa County Treasurer

mwanslee@gustlaw. com, rstein@gustlaw.com

Michael D Warner on behalf of Creditor IDG USA LLC d/b/a Boring-Smith an Industrial Distribution Group, Inc. Company

echou@warnerstevens.com

Martha A Warriner on behalf of Creditor Esco Industries, Inc.

mwarriner@rhlaw.com

Sharon Z Weiss on behalf of Creditor LazyDays RV Supercenter, Inc.

sweiss@richardsonpatel.com

Joseph M Welch on behalf of Creditor Morgan Buildings & Spas, Inc.

joseph.welch@bbklaw.com,

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kenneth.burgess@bbklaw.com;bknotices@bbklaw.com;joseph.welch@bbklaw.com;arthur.johnston@bbklaw.com

Elizabeth Weller on behalf of Creditor Dallas County - Tarrant County

dallas.bankruptcy@publicans.com

Rebecca J Winthrop on behalf of Creditor Westchester Fire Insurance Company

winthropr@ballardspahr.com

•                  Service information continued on attached page

II.            SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

•                  Service information continued on attached page

III.           TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

Via Email:

Benjamin F. Mann

Husch Blackwell Sanders LLP

4801 Main Street, Suite 1000

Kansas City, MO 64112

Benjamin.mann@huschblackwell.com

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